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                                SUPPLEMENT TO THE
                SCHWAB VALUE ADVANTAGE INVESTMENTS PROSPECTUS(R),
                DATED APRIL 30, 2007, AS AMENDED OCTOBER 5, 2007

THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS EFFECTIVE AS OF MARCH 14, 2008.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

For the Schwab New York AMT Tax-Free Money Fund TM, in the "Strategy" section on page 18, the last paragraph is deleted and replaced with the following:

During unusual market conditions, the fund may invest in taxable money market securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

Also, in the Schwab New York AMT Tax-Free Money Fund TM "Risks" section on page 19, the seventh paragraph, which begins with "Some of the fund's income could be taxable," is deleted and replaced with the following:

SOME OF THE FUND'S INCOME COULD BE TAXABLE.
If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

                        PLEASE RETAIN THIS SUPPLEMENT FOR
                                  YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]

(C)2008 Charles Schwab & Co., Inc. All Rights Reserved.
Member SIPC REG41365 (03/08)